Fourth Quarter 2025 Supplementary Slides March 24, 2026

Confidential & Proprietary | Disclaimer Forward Looking Statement This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s guidance for fiscal years 2025 and 2026 (including without limitation the company’s estimates for revenue, gross margin, operating expenses, capital expenditures and EBITDA), the company's expectations regarding its ability to achieve profitability in the second half of 2026, the company’s expectations about future demand, the company's strategic realignment and initiatives, the company’s expectations regarding its liquidity and capital requirements, the company’s expectations regarding its potential cost savings, the company’s expectation about its market strategy and financial and operational position, the company’s plans to raise additional capital, and the company’s other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “FY 2024 10-K”) and the other documents filed by the company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability of the company to execute its business plan, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) the company’s ability to continue as a going concern; (3) the company’s ability to service and comply with its indebtedness; (4) the company’s ability to raise additional capital in the near-term; (5) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (6) changes in the applicable laws and regulations, and (7) other risks and uncertainties indicated from time to time described in the FY 2024 10-K, including those under “Risk Factors” therein, and in the company’s other filings with the SEC. The company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. * Additional information on the use of Non-GAAP financial information, industry and market data, and trademarks is included in the appendix of this presentation.

RPS (Rapid Production Solutions) is Sustaining Momentum

Our refreshed go-to-market model has yielded proven results across the customer base, bolstered by significant emerging opportunities in Defense

Total Backlog*

$ in millions



Up
46%
$21
$31
9/30/2025
12/31/2025

RPS Backlog increased 230% compared to Q3 2025

* Total Backlog includes RPS and Systems

Repeat Customers Continue to Drive Demand While Adding New Customers



20.79%
79.21%
Type
Existing Business
New Business

Many customers (10) who placed their first order last year placed significant repeat orders in the year

Rapid Defense Expansion



9.31%
7.26%
23.73%
56.4%
Industry Bucketed
Aerospace
Defense
Other
Semiconductor
Other

Defense sector overtaking Aerospace for most bookings and experiencing accelerated growth

Increased Production Orders



Up >300%
140k
450k
Q1 CY2025
Q4 CY2025

Average deal size went up from Q1 (~$140k) to Q4 (~$450K)

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Velo3D: Qualified as First Additive Manufacturing Vendor for U.S. Army Ground Vehicles Rapid qualification enabling a direct TACOM supply chain pathway and strategic positioning for production and long-term sustainment demand Supports the U.S. Army's Ground Vehicle Systems Center's (GVSC) campaign of accelerating qualified AM solutions throughout the Defense Industrial Base First AM vendor qualified under U.S. Army GVSC accelerated adoption program Establishes Velo3D as a trusted defense industrial base partner Qualification completed in under two weeks, demonstrating scalability of Rapid Production Solution Expands existing CRADA relationship with U.S. Army DEVCOM GVSC Positions Velo3D for potential production programs and follow-on awards Enables validated parts for TACOM supply chain insertion and supports modernization of ground combat vehicle platforms Strengthens Velo3D’s footprint in mission-critical defense applications Reinforces competitive differentiation

Velo3D: Partners with U.S. Army for 3D Printing Solutions Accelerating production of critical ground vehicle parts with advanced 3D printing technology Cooperative Research & Development Agreement (CRADA) with the U.S. Army DEVCOM Ground Vehicle Systems Center (GVSC) to rapidly develop and qualify 3D-printed complex parts and assemblies to address supply chain challenges in ground combat vehicles and other military systems Successful AM prototypes will be made available for the Army to integrate into its supply chain, improving resilience and reducing delays Velo3D’s Rapid Production Solution (RPS) and Sapphire® family of large-format printers will be used to accelerate production and explore multiple qualified alloys All printers are U.S.-assembled and provide high-fidelity, monitored, layer-by-layer printing Velo3D systems meet Department of Defense cybersecurity standards and can securely connect to military networks. Supports Army maintenance modernization, reduce repair delays and enhance combat vehicle fleet readiness

Velo3D: Secures Contract with Total Value of $32.6 Million with Department of War Using advanced 3D printing to accelerate production of critical weapon system components and eliminate manufacturing bottlenecks Awarded contract by the Department of War’s Defense Innovation Unit (DIU) under Project FORGE Supports rapid prototyping and qualification of additively manufactured components for a major weapon system program Collaborating with DIU, the U.S. Navy, and a key industry partner to scale AM solutions Leverages Velo3D’s Rapid Production Solution to replace traditional subtractive manufacturing methods Includes the potential to develop what could be the largest format Laser Powder Bed Fusion printing capability in the U.S. Provides faster part delivery, enhanced reliability and surge capacity for mission-critical components Helps the DoW increase production throughput, reduce backlogs and strengthen the defense industrial base

Velo3D: Secures $11.5 Million Full Rate Production RPS Contract from Key US Defense Prime Contractor Delivers essential system components for a sensitive national security program entering full-rate production Awarded contract by a key U.S. defense prime contractor supporting a high-profile national security program Supports production of mission-critical metal components using Velo3D’s Rapid Production Solution (RPS) and LPBF additive manufacturing technology Demonstrates customer confidence in Velo3D’s ability to scale production, enabling faster part delivery, enhanced reliability and surge capacity Additive manufacturing approach lowers cost and accelerates production compared to traditional subtractive manufacturing methods Production enabled by U.S.-assembled Sapphire® printers, capable of printing large-format parts (up to 600mm diameter and 1m height) with high fidelity and in-situ process monitoring

Velo3D: RPS to Support Commercial Aviation Program

Rapid production of complex aviation components demonstrates Velo3D's ability to accelerate testing timelines while enabling scalable, distributed additive manufacturing


Velo3D's Rapid Production Solutions (RPS) Enables Intergalactic Space to Accelerate Time-to-Market for Aviation Microtube Heat Exchanger Program

Intergalactic leveraged **RPS** to produce **IN718 microtube heat exchanger headers** for an aviation program with aggressive system-level test deadlines

- Parts manufactured on the Sapphire XC platform, Velo3D's high-productivity system for large-format Inconel 718 printing
- **Complex geometries produced without design compromises**, enabled by Sapphire XC's non-contact recoater and advanced printing parameters
- Design-to-part timeline reduced to just a few weeks, **enabling faster component testing and system integration**
- Use of standard production-ready Inconel 718 parameter sets eliminated part-specific development, accelerating time to first articles
- **Enables a scalable, distributed manufacturing strategy**, allowing identical parts to be produced across validated Sapphire® and Sapphire XC systems for future production

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Confidential & Proprietary | Financial Overview New

Financial Summary Reconciliations to U.S. generally accepted accounting principles (GAAP) financial measures are presented under “Non-GAAP Financial Information.” Non-GAAP Operating Expenses excludes stock-based compensation. Adjusted EBITDA excludes interest expense, tax expense, depreciation and amortization, stock-based compensation, loss on warrant cancellation, and fair value adjustments, impairment on equipment subject to operating lease, loss on debt extinguishment, and non-recurring inventory adjustment. ($ in millions) Q4’25 Q4’24 2025 2024 Total Revenue $9.4 $12.6 $46.0 $41.0 3D Printer and Parts Sales 7.6 8.0 39.2 25.4 Support Service / License / Recurring Revenue 1.9 4.6 6.8 15.6 Cost of Goods sold 16.4 13.1 53.4 43.1 Gross Profit (6.9) (0.4) (7.4) (2.1) % Gross Margin (73.6)% (3.5)% (16.1%) (5.1%) Total Operating Expenses 14.9 20.6 47.5 76.8 Non-GAAP Operating Expenses1 13.3 18.9 40.0 66.5 Net Income (Loss) (21.9) (21.3) (71.4) (69.9) Non-GAAP Adjusted EBITDA1 (10.0) (11.0) (33.3) (58.5)

2023 Outlook * Q423 / FY 2023 gross margin ranges excludes impact from non-recurring charges 2026 Outlook FY 2026 Guidance as of March 24, 2026 • Revenue in the range of $60 million to $70 million • Sequential improvement in gross margin o Greater than 30% gross margin in second half of 2026 • Non-GAAP adjusted operating expenses in the range of $45 million to $55 million • CapEx in the range of $40 million to $50 million • Positive EBITDA in the second half of 2026 * The Company has not provided a reconciliation of non-GAAP operating expense guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. To support expansion plans, the Company expects to raise additional capital in the near term, which would allow it to scale operations, invest in manufacturing capacity.

Thank You!

Disclaimer Non-GAAP Financial Information The Company uses non-GAAP financial measures, such as Non-GAAP / Adjusted operating expenses, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding merger related transactional costs, loss on convertible note modification, and Non-GAAP net (loss), to help it make strategic decisions, establish budgets and operational goals for managing its business, analyze its financial results and evaluate its performance. The Company also believes that the presentation of these non-GAAP financial measures in this presentation provides an additional tool for investors to use in comparing the Company’s core business and results of operations over multiple periods. However, the non-GAAP financial measures presented in this presentation may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented in this presentation should not be considered as the sole measure of the Company’s performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with generally accepted accounting principles accepted in the United States of America (“GAAP”). For reconciliations of these non-GAAP financial measures to the Company’s GAAP financial measures, see Appendix to this presentation. You should review these reconciliations and not rely on any single financial measure to evaluate the Company business. Industry and Market Data In this presentation, the Company relies on and refers to publicly available information and statistics regarding the market in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the information provided by third-party sources.  Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of the respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Non-GAAP Reconciliation - Non-GAAP Net Loss (Unaudited)     Three months ended Twelve months ended       December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024       ($ In thousands)   Revenue   $ 9,441     $ 12,626     $ 45,973     $ 41,003   Gross profit (loss)     (6,946)     (444)     (7,404)     (2,085) Net Loss   $ (21,897)   $ (21,276)   $ (71,362)   $ (69,865) Stock-based compensation     2,175       1,912       9,509       11,931   Loss on warrant cancellation     —       —       11,357       —   (Gain) loss on fair value of warrants     96       (183)     1,140       (32,094) Impairment on equipment subject to operating lease     1,066       —       1,066       —   Gain on fair value of contingent earnout liabilities     (10)     —       (10)     (1,445) (Gain) loss on debt extinguishment     —       (2,619)     —       4,904   Non-routine inventory adjustment for excess and obsolete inventory     6,979       7,179       6,979       7,179   Non-GAAP Net Loss   $ (11,591)   $ (14,987)   $ (41,321)   $ (79,390)

Non-GAAP Reconciliation - Adjusted EBITDA (Unaudited)     Three months ended Twelve months ended       December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024       ($ In thousands)   Revenue   $ 9,441     $ 12,626     $ 45,973     $ 41,003   Net Loss     (21,897)     (21,276)     (71,362)     (69,865) Interest expense     524       3,048       4,364       15,968   Provision (benefit) for income taxes     34     (20)     117       (20) Depreciation and amortization     1,026       968       3,518       4,912   EBITDA   $ (20,313)   $ (17,280)   $ (63,363)   $ (49,005) Stock-based compensation     2,175       1,912       9,509       11,931   Loss on warrant cancellation     —       —       11,357       —   (Gain) loss on fair value of warrants     96       (183)     1,140       (32,094) Impairment on equipment subject to operating lease     1,066       —       1,066       —   Gain on fair value of contingent earnout liabilities     (10)     —       (10)     (1,445) (Gain) loss on debt extinguishment     —       (2,619)     —       4,904   Non-routine inventory adjustment for excess and obsolete inventory     6,979       7,179       6,979       7,179   Non-GAAP Adjusted EBITDA   $ (10,007)   $ (10,991)   $ (33,322)   $ (58,530)

Non-GAAP Reconciliation - Non-GAAP Adjusted Operating Expenses (Unaudited)     Three months ended Twelve months ended       December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024       ($ In thousands)   Revenue   $ 9,441     $ 12,626     $ 45,973     $ 41,003   Operating expenses                         Research and development     3,284       2,895       10,653       15,543   Selling and marketing     2,415       1,518       6,766       12,888   General and administrative     9,163       16,234       30,097       48,399   Total operating expenses   $ 14,861     $ 20,647     $ 47,516     $ 76,830   Stock-based compensation recorded in operating expenses     1,533       1,733       7,465       10,284   Non-GAAP Adjusted operating expenses   $ 13,328     $ 18,914     $ 40,051     $ 66,546